                                                                   EXHIBIT 99.1

                         $550,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1997-7

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

  Set forth below is information regarding manufactured housing installment sales contracts and installment loan agreements transferred to the Trust on the Closing Date. The information below includes the Initial Contracts described in the Prospectus Supplement dated October 15, 1997 and the Subsequent Contracts transferred to the Trust on the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

                 GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                                                AGGREGATE         % OF CONTRACT
                                                                                PRINCIPAL            POOL BY
                                                          % OF CONTRACT          BALANCE           OUTSTANDING
                                       NUMBER OF        POOL BY NUMBER OF      OUTSTANDING          PRINCIPAL
                                    CONTRACTS AS OF      CONTRACTS AS OF        AS OF CUT-        BALANCE AS OF
                                     CUT-OFF DATE         CUT-OFF DATE           OFF DATE         CUT-OFF DATE
                                    ---------------     -----------------     ---------------     -------------
Alabama.................                        587                  7.20       18,469,364.16              6.71
Alaska..................                          1                   .01           36,537.04               .01
Arizona.................                        171                  2.10        5,701,641.56              2.07
Arkansas................                        225                  2.77        6,799,219.31              2.47
California..............                        197                  2.42        6,516,298.14              2.37
Colorado................                        196                  2.41        7,427,025.40              2.70
Connecticut.............                          3                   .04           68,920.49               .03
Delaware................                         31                   .38        1,149,458.44               .42
Florida.................                        447                  5.49       17,016,110.37              6.18
Georgia.................                        540                  6.63       19,094,486.94              6.95
Idaho...................                         48                   .59        1,974,041.80               .72
Illinois................                        150                  1.84        4,339,771.52              1.58
Indiana.................                        204                  2.51        5,447,025.69              1.98
Iowa....................                        126                  1.55        3,977,855.04              1.45
Kansas..................                        123                  1.51        4,022,399.01              1.46
Kentucky................                        251                  3.09        6,920,551.42              2.51
Louisiana...............                        180                  2.21        5,785,370.20              2.10
Maine ..................                         69                   .85        2,582,370.94               .94
Maryland................                         44                   .54        1,485,791.20               .54
Massachusetts...........                          5                   .06          102,515.80               .04
Michigan................                        388                  4.77       13,022,492.50              4.73
Minnesota...............                        182                  2.24        5,538,000.61              2.01
Mississippi.............                        213                  2.62        6,846,899.18              2.49
Missouri................                        273                  3.36        8,471,132.24              3.08
Montana.................                         81                  1.00        2,904,572.64              1.06
Nebraska................                         44                   .54        1,388,972.98               .50
Nevada..................                         92                  1.13        4,099,328.89              1.49
New Hampshire...........                         37                   .45        1,210,979.21               .44
New Jersey..............                          3                   .04          115,838.28               .04
New Mexico..............                        230                  2.83        8,811,687.95              3.20
New York................                        118                  1.45        3,631,652.71              1.32
North Carolina..........                        353                  4.34       15,672,160.57              5.69
North Dakota............                         54                   .66        1,820,673.45               .66
Ohio....................                        176                  2.16        4,553,089.36              1.65
Oklahoma................                        165                  2.03        5,289,877.54              1.92
Oregon..................                         68                   .84        3,119,318.72              1.13
Pennsylvania............                        116                  1.43        3,457,598.34              1.26
Rhode Island............                          2                   .02           55,605.00               .02
South Carolina..........                        391                  4.81       14,785,519.38              5.37
South Dakota............                         61                   .75        1,911,257.80               .69
Tennessee...............                        273                  3.36        8,288,160.58              3.01
Texas...................                        601                  7.38       21,013,851.86              7.65
Utah....................                         35                   .43        1,516,087.30               .55
Vermont.................                         24                   .29          805,963.21               .29
Virginia................                        148                  1.82        4,602,383.93              1.67
Washington..............                        104                  1.28        4,235,636.23              1.54
West Virginia...........                        122                  1.50        3,341,396.72              1.21
Wisconsin...............                        125                  1.54        3,487,755.34              1.27
Wyoming.................                         59                   .73        2,288,860.04               .83
                                             ------                ------   -----------------            ------
Total...................                      8,136                100.00%    $275,203,507.03            100.00%
                                             ======                ======   =================            ======

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                              % OF CONTRACT POOL BY
                                                              AGGREGATE PRINCIPAL             OUTSTANDING PRINCIPAL
                                  NUMBER OF CONTRACTS         BALANCE OUTSTANDING                 BALANCE AS OF
YEAR OF ORIGINATION(1)            AS OF CUT-OFF DATE          AS OF CUT-OFF DATE                  CUT-OFF DATE
----------------------            -------------------         -------------------             ---------------------
Prior to 1983...........                 1                    $     14,747.10                          .01%
         1984...........                 5                          50,360.11                          .02%
         1985...........                 0                                .00                          .00%
         1986...........                 8                          97,267.68                          .04%
         1987...........                 5                          51,334.25                          .02%
         1988...........                14                         211,421.69                          .08%
         1989...........                25                         509,828.50                          .19%
         1990...........                18                         414,824.61                          .15%
         1991...........                34                         739,583.96                          .27%
         1992...........                50                       1,168,952.41                          .42%
         1993...........                53                       1,365,929.05                          .50%
         1994...........               184                       5,126,695.83                         1.86%
         1995...........               243                       7,361,102.35                         2.67%
         1996...........               233                       7,987,529.02                         2.90%
         1997...........             7,263                     250,103,929.67                        90.87%
         1998...........                 0                                .00                          .00%
                                     -----                    ---------------                       ------
  Total.................             8,136                    $275,203,507.03                       100.00%
                                     =====                  =================                       ======



                   DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                                              % OF CONTRACT POOL BY
                                                              AGGREGATE PRINCIPAL             OUTSTANDING PRINCIPAL
    RIGINAL CONTRACTO             NUMBER OF CONTRACTS         BALANCE OUTSTANDING                 BALANCE AS OF
 AMONT (IN DOLLARS)(1)U           AS OF CUT-OFF DATE          AS OF CUT-OFF DATE                  CUT-OFF DATE
----------------------            -------------------         -------------------             ---------------------
    Less than $10,000.......             305                  $ 2,318,917.35                              .84%
    Between $10,000 and
     $19,999................           1,462                   22,274,196.94                             8.09%
    Between $20,000 and
     $29,999................           2,120                   53,063,289.30                            19.28%
    Between $30,000 and
     $39,999................           1,790                   61,816,896.50                            22.46%
    Between $40,000 and
     $49,999................           1,117                   49,899,763.93                            18.13%
    Between $50,000 and
     $59,999................             711                   38,793,411.34                            14.10%
    Between $60,000 and
     $69,999................             307                   19,663,024.95                             7.14%
    Between $70,000 and
     $79,999................             150                   11,145,002.95                             4.05%
    Between $80,000 and
     $89,999................              86                    7,259,630.05                             2.64%
    Between $90,000 and
     $99,999................              48                    4,456,892.29                             1.62%
    Between $100,000 and
     $109,999...............              21                    2,222,754.43                              .81%
    Between $110,000 and
     $119,999...............              10                    1,153,289.37                              .42%
    Between $120,000 and
     $129,999...............               7                      868,367.48                              .32%
    Between $130,000 and
     $139,999...............               2                      268,070.15                              .10%
                                       -----                 ---------------                           ------
                                       8,136                 $275,203,507.03                           100.00%
                                       =====                 ===============                           ======

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
                         NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)  AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
-----------------------  ------------------- ------------------- --------------------------
Less than 61%...........          251        $  5,849,067.83                 2.13%
61% to 65%..............           93           2,633,662.13                  .96
66% to 70%..............          110           3,242,938.95                 1.18
71% to 75%..............          191           5,839,639.82                 2.12
76% to 80%..............          626          20,494,440.54                 7.45
81% to 85%..............          877          30,067,786.71                10.93
86% to 90%..............        2,861          99,899,938.46                36.29
91% to 95%..............        2,780          94,159,175.05                34.21
Over 95%................          347          13,016,857.54                 4.73
                               ------        -----------------             ------
   Total................        8,136        $275,203,507.03               100.00%
                               ======        =================             ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                 CONTRACT RATES

                                                    AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
 ---------------------          ------------------- ------------------- --------------------------
Less than 5.00000%...........           0             $           .00               .00%
From  5.00001% to  6.00000%..          29                1,454,009.95               .53
From  6.00001% to  7.00000%..         134                9,263,238.64              3.37
From  7.00001% to  8.00000%..         406               22,565,756.34              8.20
From  8.00001% to  9.00000%..         999               45,838,412.93             16.66
From  9.00001% to 10.00000%..       1,384               54,362,097.40             19.75
From 10.00001% to 11.00000%..       1,750               57,954,931.99             21.05
From 11.00001% to 12.00000%..       1,837               53,014,024.82             19.26
From 12.00001% to 13.00000%..         850               18,516,478.75              6.73
From 13.00001% to 14.00000%..         622               10,807,149,09              3.93
From 14.00001% to 15.00000%..          33                  541,735.57               .20
From 15.00001% to 16.00000%..          82                  790,412.44               .29
From 16.00001% to 17.00000%..          10                   95,259.11               .03
Over 17.00000%...............           0                         .00               .00
                                    ------            -----------------          -------
   Total................            8,136             $275,203,507.03            100.00%
                                    ======            =================          =======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                             AGGREGATE PRINCIPAL   % OF CONTRACT POOL BY
    MONTHS REMAINING     NUMBER OF CONTRACTS BALANCE OUTSTANDING   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE    AS OF CUT-OFF DATE  AS OF CUT-OFF DATE  BALANCE AS OF CUT-OFF DATE
   ------------------    ------------------- ------------------- --------------------------
Less than 15............           1         $      5,878.67                  *
15 to 30................           4               22,157.98                .01
31 to 45................          23              169,789.45                .06
46 to 60................         182            1,645,165.83                .60
61 to 75................          46              521,579.06                .19
76 to 90................          51              766,751.10                .28
91 to 105...............          93            1,304,287.60                .47
106 to 120..............         583            9,290,784.69               3.38
121 to 135..............          39              800,321.55                .29
136 to 150..............         267            5,357,270.89               1.95
151 to 165..............          92            2,218,360.20                .81
166 to 180..............       1,306           30,788,266.55              11.19
181 to 195..............          43            1,411,340.24                .51
196 to 210..............         129            4,291,330.77               1.56
211 to 225..............          97            3,168,440.94               1.15
226 to 240..............       1,455           44,883,580.12              16.31
241 to 255..............           5              190,504.39                .07
256 to 270..............          30            1,312,786.98                .48
271 to 285..............          37            1,401,261.77                .51
286 to 300..............         725           25,237,418.89               9.17
301 to 315..............           1               57,471.47                .02
316 to 330..............          18              664,355.09                .24
331 to 345..............          82            3,680,202.32               1.34
346 to 360..............       2,827          136,014,200.48              49.41
Over   360..............           0                     .00                .00
                               ------        -----------------            ------
   Total................       8,136         $275,203,507.03              100.00%
                               ======        =================            ======

* Indicates an amount greater than zero but less than .5% of the Original Principal Balance as of Cut-Off Date.

                                       4